Exhibit 10.1

AMENDMENT TO

FLOTEK INDUSTRIES, INC.

AMENDED AND RESTATED WARRANT TO PURCHASE COMMON STOCK

THIS AMENDMENT TO FLOTEK INDUSTRIES, INC. AMENDED AND RESTATED WARRANT TO PURCHASE COMMON STOCK (the “Amendment”) is made as of February 5, 2014, by and among Flotek Industries, Inc., a Delaware corporation (the “Company”) and the holders party hereto (the “Holders”).

RECITALS

WHEREAS, the Company has previously issued to the Holders those certain Amended and Restated Warrants to Purchase Common Stock dated August 11, 2009 and attached hereto as Exhibit A (as amended to date, each a “Warrant”) pursuant to which the Company granted to the Holders the right to purchase from the Company a certain number of fully paid non-assessable shares of Common Stock of the Company, in the amounts and on the terms as set forth therein, as adjusted prior to the date hereof pursuant to the terms of the Warrants; and

WHEREAS, the Holders and the Company have agreed to amend the Warrants on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

Section 1. Definitions.

Capitalized terms not otherwise defined in this Amendment shall have the definitions ascribed to them in the Warrant.

Section 2. Amendment to Warrants.

a) Effective upon the execution and delivery of this Amendment by the Holders, Section 2(e) of the Warrants held by such Holders shall be amended by adding the following language to the end of the fourth to last sentence:

; provided further, that such 9.99% limitation shall not apply to any exercise of this Warrant by the Holder between February 5, 2014 and February 7, 2014.

Section 3. Representations and Warranties of the Holders.

a) Title to Warrants. The Holders represents that it is the beneficial and record owner of the Warrants listed on each such Holder’s signature page hereto, and that such Warrants are owned by each such Holder free and clear of all liens, other than restrictions on transfer that may be imposed by state or federal securities laws.

b) Accredited Investor. The Holders represents that they are accredited investors, as defined in Rule 501 under the Securities Act of 1933, as amended.

Section 4. Miscellaneous.

a) Jurisdiction. This Amendment shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Amendment shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

b) Effect of Amendment. Except as expressly amended by this Amendment, the Warrants shall be and remain in full force and effect and this Amendment shall become a part of the Warrants.

c) Successors and Assigns. Subject to applicable securities laws, this Amendment and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of the Holders.

d) Amendment. This Amendment may not be modified or amended or the provisions hereof waived with respect to any Holder without the written consent of the Company and such Holder.

e) Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Amendment.

f) Headings. The headings used in this Amendment are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Amendment.

g) Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original and all of which, when taken together, will be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

FLOTEK INDUSTRIES, INC.

By:	/s/ H. Richard Walton
Name:	H. Richard Walton
Title:	Executive Vice President and Chief Financial Officer

[Signature page to Amendment to Amended and Restated Warrant to Purchase Common Stock]

HOLDERS

ECF Value Fund International Master L.P.

By:	/s/ Jeffrey L. Gates
Name:	Jeffrey L. Gates
Title:	Principal of General Partner

Number of “Contingent Warrants”: 171,100

Number of “Exercisable Warrants”: 53,000

ECF Value Fund, L.P.

By:	/s/ Jeffrey L. Gates
Name:	Jeffrey L. Gates
Title:	Principal of General Partner

Number of “Contingent Warrants”: 463,900

Number of “Exercisable Warrants”: 143,850

ECF Value Fund II, L.P.

By:	/s/ Jeffrey L. Gates
Name:	Jeffrey L. Gates
Title:	Principal of General Partner

Number of “Contingent Warrants”: 340,000

Number of “Exercisable Warrants”: 105,400

[Signature page to Amendment to Amended and Restated Warrant to Purchase Common Stock]